UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

of the

SECURITIES EXCHANGE ACT OF 1934

Date of Event Requiring Report: October 17, 2005

ASP VENTURES CORP.

(Exact name of registrant as specified in its charter)

FLORIDA

(State or other jurisdiction of incorporation or organization)
000-28589 (Commission File Number)	98-0203918 (IRS Employer Identification Number)

Ross Wilmot, Chief Executive Officer

2610-1066 West Hastings Street, Vancouver, British Columbia, Canada V6E 3X2
(Address of principal Executive offices)

(604) 684-4691
(Registrant’s telephone number, including area code

N/A
(Former Name or Former Address, If Changed Since Last Report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 4.01                     CHANGES IN REGISTRANTS CERTIFYING ACCOUNTANT

On October 17, 2005 ASP Ventures Corp. (“Company”) dismissed Jones Simkins, P.C. (“Jones”) the principal accountant previously engaged to audit the Company’s financial statements and retained Dale Matheson Carr-Hilton La Bonte (“Dale Matheson”) as the principal accountants to replace Jones. The Company’s board of directors approved the change of accountants from Jones to Dale Matheson.

The audit reports of Jones on the Company’s financial statements for the fiscal years ending December 31, 2004 and December 31, 2003 did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles, except such reports were modified to include an explanatory paragraph for a going concern uncertainty.

In connection with the audits of the fiscal years ending December 31, 2004 and December 31, 2003 including the subsequent interim periods since engagement through October 17, 2005, the date of dismissal, the Company had no disagreements with Jones with respect to accounting or auditing issues of the type discussed in Item 304(a)(iv) of Regulation S-B. Had there been any disagreements that were not resolved to their satisfaction, such disagreements would have caused Jones to make reference in connection with their opinion to the subject matter of the disagreement. In addition, during that time there were no reportable events (as defined in Item 304(a)(1)(iv) of Regulation S-B).

During the fiscal years ending December 31, 2004 and December 31, 2003 including the subsequent interim periods since engagement through October 17, 2005, the date of Jones’s dismissal, and prior to the appointment of Dale Matheson, the Company (or anyone on its behalf) did not consult with Dale Matheson regarding any of the accounting or auditing concerns stated in Item 304(a)(2) of Regulation S-B. Since there were no disagreements or reportable events (as defined in Item 304(a)(2) of Regulation S-B), the Company did not consult Dale Matheson in respect to these matters during the time periods detailed herein.

The Company provided Jones with a copy of this report prior to filing it with the Securities and Exchange Commission (“Commission”). The Company requested that Jones furnish the Company with a letter to the Commission stating whether Jones agrees with the above statements. A copy of that letter dated October 20, 2005 is filed as an Exhibit to this Form 8-K.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

The following exhibit is included as part of this report:

EXHIBIT      PAGE
NO.          NO.       DESCRIPTION
16            3        Letter from Jones stating that it has reviewed the Form 8-K and has no objection to   the statements
                       made within this Form 8-K.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Newtech Resources Ltd.

Signature                                                  Date

By: /s/ Ross Wilmot                                    October 20, 2005

Name: Ross Wilmot

Title: Chief Executive Officer, Chief Financial Officer and Principal Accounting Officer

EXHIBIT 16

JONES SIMKINS, P.C.

1011 West 400 North, Suite 100

Logan

Utah 84321

October 20, 2005

Securities and Exchange Commission

Washington DC 20549

Ladies and Gentlemen

We were previously the independent registered public accounting firm of ASP Ventures Corp. and on March 8, 2005, we reported on the balance sheet of ASP Ventures Corp. as of December 31, 2004 and 2003, and the related statements of operations, stockholders’ deficit, and cash flows for the years then ended. On October 17, 2005 we were dismissed as the independent registered public accounting firm of ASP Ventures Corp. We have read ASP Ventures Corp.‘s statements included under Item 4.01 of its Form 8-K dated October 20, 2005, and we agree with such statements, except that we are not in a position to agree or disagree with ASP Ventures Corp.‘s statements related to the engagement of Dale Matheson Carr-Hilton Labonte as the independent registered public accounting firm.

Very truly yours,

JONES SIMKINS, P.C.